Exhibit 99.1 Investment Thesis August 10, 2020

Executive Summary Slides 3-18

Forward-Looking Statements; Non-GAAP Forward-Looking Statements: This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, descriptions of Old National Bancorp’s (“Old National’s”) financial condition, results of operations, asset and credit quality trends and profitability. Forward-looking statements can be identified by the use of the words “anticipate,” “believe,” “expect,” “intend,” “could” and “should,” and other words of similar meaning. These forward-looking statements express management’s current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties, such as statements about the potential impacts of the COVID-19 pandemic. There are a number of factors that could cause actual results to differ materially from those in such statements. Factors that might cause such a difference include, but are not limited to: the severity, magnitude and duration of the COVID-19 pandemic, including impacts of the pandemic and of businesses’ and governments’ responses to the pandemic on our operations and personnel, and on commercial activity and demand across our and our customers’ businesses; market, economic, operational, liquidity, credit and interest rate risks associated with Old National’s business(including developments and volatility arising from the COVID-19 pandemic); competition; government legislation and policies (including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and its related regulations); ability of Old National to execute its business plan, including the anticipated impact from the ONB Way strategic plan that may differ from current estimates; changes in the economy which could materially impact credit quality trends and the ability to generate loans and gather deposits; failure or circumvention of our internal controls; failure or disruption of our information systems; significant changes in accounting, tax or regulatory practices or requirements, including the impact of the new CECL standard as well as changes to address the impact of COVID-19; new legal obligations or liabilities or unfavorable resolutions of litigations; disruptive technologies in payment systems and other services traditionally provided by banks; computer hacking and other cybersecurity threats; other matters discussed in this presentation; and other factors identified in our Annual Report on Form 10-K and other periodic filings with the SEC. These forward-looking statements are made only as of the date of this presentation, and Old National does not undertake an obligation to release revisions to these forward-looking statements to reflect events or conditions after the date of this presentation. Non-GAAP: These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the registrant; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, Old National Bancorp has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure. 3

Snapshot of Old National Summary Company Description Headquarters Evansville, IN • Largest bank holding company headquartered in Indiana with financial centers located in Indiana, Kentucky, Michigan, Market Cap (millions) $2,450 Wisconsin and Minnesota P/ TBV 138% • 162 financial centers and 205 ATMs Dividend Yield 3.8% LTM Average Daily Volume (Actual) 1,028,832 Total Assets $22,102 Our new strategic vision--The ONB Way Core Deposits $16,169 • We are a leading commercially-oriented regional bank with a distinctive client-centric value proposition based on strong Trust Assets Under Management $11,891 relationships, streamlined operating model, and an exceptional 2Q20 ROAA As Reported/ Adjusted1 0.96%/ 1.02% work environment that empowers our team members to deliver 2Q20 ROATCE As Reported/ Adjusted1 12.41%/ 13.18% their best Loan Mix Deposit Mix Key Financial Metrics Loans to Total Deposits 84.2% Brokered CD's Loan Yields 3.82% 0.9%> Time Consumer Deposits Cost of Total Deposits 0.17% 8.2% Money Market 8.1% 11.6% Residential Real Risk Weighted Assets/ Total Assets 65.2% Estate Commercial 17.1% Savings Tangible Book Value $10.75 31.4% 19.4% Demand Deposits 32.0% Home Equity Noninterest Income/ Total Revenue (FTE) 28.2% 4.0% Efficiency Ratio As Reported/ Adjusted1 56.29%/ 53.79% Commercial Real Estate NOW Net Charge Offs (Recoveries)/ Average Loans 0.02% 39.3% 28.0% 90+ Day Delinquent Loans 0.01% Non-Performing Loans/ Total Loans 1.04% Allowance to Non-Performing Loans 90% 1 Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation 2 At or for the three-months ended June 30, 2020 Market data as of August 7, 2020 4 $ in millions, except as noted

Old National’s Footprint Wisconsin $1.4 billion deposits 10% of total franchise Minnesota Wisconsin St.St. PaulPaul MinneapolisMinneapolis          Michigan EauEau ClaireClaire   $1.4 billion deposits        AppletonAppleton 10% of total franchise Michigan  MadisonMadison   MilwaukeeMilwaukee               GrandGrand RapidsRapids         Minnesota      RockfordRockford       $3.2 billion deposits     ChicagoChicago   22% of total franchise     Indiana 1 FortFort WayneWayne Indiana Illinois       $7.6 billion deposits       52% of total franchise SpringfieldSpringfield   IndianapolisIndianapolisIndianapolisIndianapolis    IndianapolisIndianapolis                          LouisvilleLouisville     Kentucky   EvansvilleEvansville   $0.9 billion deposits  Kentucky 6% of total franchise Source: S&P Global Market Intelligence using FDIC Summary of Deposits as of June 30, 2019 1 Includes $0.2 billion of deposits 5 in 2 Illinois branches located near the Indiana border

Credit Quality Vulnerable Industries % of Industry Balance Total Loans Exposure Other CRE - Senior Housing $278 2.3% $332 Loans Vulnerable Restaurants $181 1.5% $191 93.0% Industries 7.0% Arts/Entertainment $138 1.1% $160 C&I - Retail $121 1.0% $246 Hotels $83 0.7% $86 Oil/Gas $57 0.4% $117 Total $858 7.0% $1,132 Excludes PPP Loans Consumer Portfolio1 784 757 Other HELOC Consumer Indirect $547 $194 $934 753 768 1-4 Family $2,352 Average FICO 2.2% of total consumer loans are subprime (FICO < 660) 6 $ in millions 1 Includes loans held for sale Data as of 6/30/2020

Client Relief Programs as of June 30 Deferrals Commercial Booked Deferrals by Industry/CRE Collateral Arts, Entertainment & Booked Booked Booked Recreation 3% 1 Other Type # $ % of Portfolio Retail Trade 4% 7% Commercial 1,668 $1,170 14% Manufacturing 5% Consumer 2,159 $55 3% CRE - Retail 24% Mortgage 335 $79 3% Other Services 6% Total 4,162 $1,304 11% CRE - Accomodation & Multifamily Food Services 13% 7% CRE - CRE - Healthcare & Other Office Social Assistance 10% 13% 8% Paycheck Protection Program PPP by Industry Accomodation & (PPP) Food Services 4% Wholesale Trade Other 15% 5% Construction 17% Actual Loan Amount # $ Management of $150,000 or less 7,314 $299 Companies and Enterprises 6% $150,000 to $1,000,000 1,655 $597 Manufacturing 16% $1,000,000 + 273 $642 Retail Trade 6% Other Services Total 9,242 $1,538 6% Professional, Scientific, and Health Care & Technical Social Assistance Services 10% 15% 7 $ in millions Data as of 6/30/2020 1 Excludes PPP loans

Strategy to Drive Long-Term Shareholder Value Basic Bank… Larger balance sheet capabilities with a strong product offering, delivered in-market with Broader Reach unequalled client care- “Out-product Community Banks, Out-service Large Regionals” M&A Repositioned Positioned in faster-growth Midwestern markets with expanded client base and higher Franchise with Better commercial density- MSAs where the business model works well and there is a service gap Growth Dynamics… between the large regionals and the community banks …and Embedded 576bps+ positive adjusted operating leverage 2Q20 vs 2Q19; Continued branch rationalization and process improvement while reducing low-return business and lower Operating Leverage growth market (insurance sale, exit Southern IL, sold and/or consolidated 233 branches since 12-31-2010) Granular & Diversified Small average loan size with no significant industry concentration; 2Q20 average Loan Portfolio commercial loan production size <$1mm Strong Credit Culture Conservative credit culture with below peer net charge-offs and lower-than-peer and Lower Risk Model RWA/Assets; Lower volatility model by design Quality Low-Cost Below peer cost of total deposits (17bps) and low loans to deposits ratio of 84%; loans to Deposit Base non-maturity deposit ratio of 93% 8

Franchise Evolution Built a Better Bank… % Change 2007 2012 2Q20 2012 to 2Q20 Number of Branches 115 180 162 -10% Core Deposits/Branch ($Millions) $47 $40 $100 150% Total Assets ($Millions) $7,846 $9,544 $22,102 132% Total FTE 2,494 2,684 2,530 -6% Assets/FTE ($Millions) $3.15 $3.56 $8.74 146% Franchise Median Household Income $48,673 $49,221 $65,019 32% Projected Population Growth (2020-2025) 1.1% 1.4% 2.2% 59% MSAs with Population > 500k 2 2 7 250% Evansville, IN (#1) Evansville, IN (#1) Minneapolis, MN (#7) Indianapolis, IN (#11) Indianapolis, IN (#10) Evansville, IN (#1) Terre Haute, IN (#2) Bloomington, IN (#1) Indianapolis, IN (#13) Jasper, IN (#2) Jasper, IN (#2) Madison, WI (#7) Top 5 Markets (Rank) 5 Markets Top Vincennes, IN (#1) Terre Haute, IN (#2) Bloomington, IN (#2) Total Businesses in All MSAs (000s) 193 215 725 237% Total C&I Businesses in All MSAs (000s) 36 40 139 248% Total Sales in All MSAs ($Billions) $521 $579 $1,840 218% Businesses GDP ($Billions) $274 $295 $1,023 247% 9 Source: S&P Global Market Intelligence

…With Improved Scale Number of MSAs with Top 5 Rank Number of MSAs with Top 10 Rank 16 32 12 12 23 18 2007 2012 2019 2007 2012 2019 Number of MSAs with Top 5 Rank Number of MSAs with Top 10 Rank 43 22 19 32 16 15 27 26 13 24 FNB ASB ONB FFBC GWB FNB ONB GWB ASB FFBC 10 Source: S&P Global Market Intelligence using FDIC Summary of Deposits as of June 30, 2019

Old National Top 10 MSAs Percent of 2020-2025 2020 2020-2025 ONB Market Deposits 2020 Total 2010-2020 Projected Median Projected Franchise Share Per Branch Population Population Population Household HH Income (%) Rank ($M) (Actual) Change (%) Change (%) Income ($) Change (%) Minneapolis-St. Paul-Bloomington, MN-WI 20.78 7 93.6 3,667,224 10.01 4.40 84,241 11.47 Evansville, IN-KY 16.40 1 139.0 314,626 0.99 0.94 56,517 10.68 Indianapolis-Carmel-Anderson, IN 8.42 13 55.1 2,078,605 10.10 3.81 65,306 11.23 Madison, WI 5.75 7 48.8 670,104 10.68 3.75 77,671 12.20 Bloomington, IN 4.70 2 135.4 168,869 5.84 2.55 54,429 16.32 Fort Wayne, IN 3.57 7 102.8 413,458 6.39 3.04 58,865 10.63 Terre Haute, IN 2.78 2 66.9 186,039 (1.96) 0.02 47,477 5.71 Jasper, IN 2.53 2 72.8 55,059 0.59 1.14 64,196 8.42 Ann Arbor, MI 2.15 8 77.5 374,931 8.74 2.96 75,938 13.80 Adrian, MI 2.12 1 61.1 98,045 (1.85) (0.29) 61,701 12.14 National Average 7.0% 3.3% 66,010 9.9% Weighted Average or Sum Total ONB Top 5 56.0 5.7 86.8 6,899,428 9.6% 4.0% 67,633 12.2% Weighted Average or Sum Total ONB Top 10 69.2 5.4 84.5 8,026,960 8.9% 3.7% 64,634 11.4% Expansion Markets Weighted Average 39.1 82.8 5,392,631 9.4% 4.0% 68,808 12.7% (Expansion mark ets shaded grey) Weighted Average Total ONB 4.8% 2.2% 65,019 10.9% • Demographics in Top 5 (56% of deposits) and Top 10 (69% of deposits) markets are better than national averages • Expansion markets tend to be much better than national average demographics 11 Source: S&P Global Market Intelligence using FDIC Summary of Deposits as of June 30, 2019

Quality Low-Cost Deposit Franchise Deposit Composition Deposit Growth $16.2 Time $14.2 $14.5 $14.2 Money 8.1% $12.4 Market Noninterest- $10.6 11.7% $11.0 bearing $8.5 $8.3 $10.2 $10.4 $10.1 Savings Demand $7.3 $7.2 $8.7 19.6% 32.3% $7.6 $6.1 $5.8 $5.3 $5.2 NOW $5.2 $4.0 $4.1 $4.1 $3.0 $3.7 28.3% $2.0 $2.0 $2.4 $2.5 2012Y 2013Y 2014Y 2015Y 2016Y 2017Y 2018Y 2019Y 1Q20 2Q20 Noninterest-bearing Interest-bearing Cost of Total Deposits 0.80% 1 Deposit Type Balance % of Total 0.63% 0.59% Noninterest-bearing Demand $5,217.7 32.3% Interest-bearing: 0.40% 0.37% 0.36% NOW 4,567.0 28.3% 0.48% Savings 3,166.7 19.6% 0.25% 0.24% 0.25% 0.22% 0.34% Money Market 1,895.8 11.7% 0.31% 0.32% Time 1,321.5 8.1% 0.23% 0.17% 0.16% 0.17% 0.19% 0.17% Total Core Deposits $16,168.7 100.0% 2012Y 2013Y 2014Y 2015Y 2016Y 2017Y 2018Y 2019Y 1Q20 2Q20 ONB Peer Median $ in millions Peer Group data per S&P Global Market Intelligence - See Appendix for definition of Peer Group 1 As of 6/30/ 2020 12

Improved Balance Sheet Mix Average Commercial Loans/Average Average Indirect Loans/Average Assets Assets 41.9% 40.3% 39.8% 40.3% 7.8% 36.0% 7.5% 7.3% 32.9% 30.3% 28.5% 28.8% 6.2% 5.8% 5.0% 4.7% 4.7% 4.5% 2013 2014 2015 2016 2017 2018 2019 1Q20 2Q20 2013 2014 2015 2016 2017 2018 2019 1Q20 2Q20 Excludes PPP Loans 13

Credit 30+ Day Delinquency Net Charge-offs 0.47% 0.26% 0.43% 0.41% 0.23% 0.39% 0.21% 0.37% 0.37% 0.20% 0.40% 0.17% 0.18% 0.38% 0.35% 0.15% 0.31% 0.27% 0.25% 0.05% 0.17% 0.04% 0.02% 0.03% 0.02% -0.02% 2015Y 2016Y 2017Y 2018Y 2019Y 1Q20 2Q20 2015Y 2016Y 2017Y 2018Y 2019Y 1Q20 2Q20 ONB Peer Avg ONB Peer Avg Non-Performing Loans Net Charge-offs / NPL's 30.02% 2.11% 27.91% 26.90% 1.62% 17.29% 18.15% 1.43% 16.17% 1.30% 13.90% 1.19% 1.16% 1.04% 3.86% 2.32% 1.71% 1.50% 0.95% 0.99% 0.94% 1.08% 0.84% -1.05% 0.76% 0.71% 2015Y 2016Y 2017Y 2018Y 2019Y 1Q20 2Q20 2015Y 2016Y 2017Y 2018Y 2019Y 1Q20 2Q20 ONB Peer Avg ONB Peer Avg 14 Peer Group data per S&P Global Market Intelligence as of 3/31/2020- See Appendix for definition of Peer Group

Allowance for Credit Losses Allowance for Credit Losses $22.5 $128.4 Key Economic Assumptions $17.0 $106.4 $41.3 $95.9 ($0.5) 2Q20 3Q20 4Q20 2021 2022 2023 ($6.5) GDP Change -33.4% 19.8% 0.1% 1.6% 6.6% 4.7% Unemployment Rate 14.0% 9.1% 9.5% 9.3% 7.0% 4.9% $54.6 BBB Spread/10Y Treasury 3.2% 3.2% 2.0% 2.6% 2.3% 2.4% Other Key Model Inputs 12/31/2019 Day 1 CECL Allowance Charge Offs Provision Allowance Charge offs Provision Allowance • Commercial Asset Quality Ratings Adj 1/1/2020 1Q20 Expense 3/31/2020 2Q20 Expense 06/30/2020 1Q20 2Q20 • Consumer Credit Bureau Score • Loan To Value • Portfolio segment 1,2 • Seasoning Allowance to Total Loans $128 $106 Marked loan portfolio • Loan discount of $61.5mm on remaining 0.86% 0.72% 0.75% 0.94% acquired portfolio $55 $55 0.86% $51 $50 $50 $42 $44 0.55% 0.45% 0.45% 0.45% 2013 2014 2015 2016 2017 2018 2019 1Q20 2Q20 ACL Allowance to Total Loans $ in millions 1Beginning January 1, 2020, calculation is based on current expected loss methodology. Prior to January 1, 2020, 15 calculation was based on incurred loss methodology 2Excludes loans held for sale

Strong Credit Culture 3 and 15-Year Cumulative NCOs/ Avg. Loans1 CRE Concentration (% of Loans)1,2 CRE/ Total RBC 214% 208% 223% 7.55% 33.0% 32.0% 6.08% 30.0% 3.84% 0.60% 0.62% 0.15% 3-Year 15-Year³ ONB Peer Average Banks $10B - $50B ONB Peer Average Banks $10B-$50B 15-Year Peak NCOs Average Loan Size Old National 2009 1.40% Commercial and Industrial $313,770 Peer Group 2009 1.37% Commercial Real Estate $723,200 Banks $10-50B 2010 1.95% Legal lending limit at June 30, 2020 of $281mm per borrower Peer Group data per S&P Global Market Intelligence as of 3/31/2020 - See Appendix for definition of Peer Group 16 1 Excludes loans held for sale; 2 Source: Regulatory Call Report 3 Full Years 2005-2019, includes banks with 15-years of NCO’s

Low-Risk Balance Sheet Implies $2.2B increase in RWA to meet peer average 106% 91% 81% 72% 68% 70% Peer Min Lower Quartile Average Upper Quartile Peer Max ONB Risk Weighted Assets/ Total Assets ONB Excludes PPP Loans 17 Peer Group data as of 1Q20 and per S&P Global Market Intelligence - See Appendix for definition of Peer Group

Commitment to Excellence 18

Financial Details Financial Data as of June 30, 2020 Dated: August 10, 2020

Second-Quarter 2020 Results Change vs. 2Q20 1Q20 2Q19 Linked-Quarter Performance Drivers PPP loans Increased balances $1.46bn End of period total loans $ 13,738 $ 1,299 $ 1,654 • End of period total deposits 16,319 2,014 1,956 • Increase due to PPP funds/increased savings rates Net interest income (FTE) 149.0 1.9 (9.5) • PPP fees/interest benefit of $6.6mm Provision for credit losses 22.5 5.5 21.5 • Economic forecast drove higher reserve levels Mortgage banking revenue increased $6.2mm Noninterest income 58.5 1.0 7.3 • • Capital markets income increased $1.9mm Noninterest expense ex. tax credit amort., • Benefit of ONB Way initiatives, including ONB Way charges & merger charges 115.0 (7.0) (7.9) consolidation of 31 banking centers in April Amortization of tax credit investments 0.3 (5.2) (0.3) ONB Way & merger charges 4.9 (26.3) 0.3 Income taxes (FTE) 13.1 6.8 (4.5) • Current FTE tax rate of 20.6% Net income $51.7 $29.1 ($11.3) Earnings per diluted share $0.32 $0.19 ($0.04) Adjusted earnings per diluted share1 $0.33 $0.08 ($0.04) Net charge-offs (recoveries)/avg loans 0.02% -19 bps 1 bp $ in millions, except per-share data Amounts tax-effected using the current statutory FTE tax rates (federal + state) of 25% 1 Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see 20 Appendix for Non-GAAP reconciliation

Pre-Provision Net Revenue Adjusted Pre-Provision Net Revenue $91.5 $92.1 • Adjusted pre-provision net revenue $85.6 increased 7.6% Y/Y $77.4 $73.9 • Improvement driven by successful execution of our stated strategy • Improved fee income • Low cost core deposit funding • Strong expense management 2Q19 3Q19 4Q19 1Q20 2Q20 2Q19 2Q20 • Adjusted Positive operating leverage 1 continues Adjusted total revenue $208.5 $207.1 • 576 bps Y/Y improvement Adjusted noninterest expense1 $122.9 $115.0 Basis point change in adj. total revenue (67) Basis point change in adj. noninterest exp. (643) Adjusted Operating leverage 576 $ in millions 1Non-GAAP financial measure which management believes is useful in evaluating the financial results of the Company 21 – see Appendix for Non-GAAP reconciliation

1 Earning Assets 2Q PPP loan production of $1.54bn Total Loans $13,738 $13,450 $1,125 $12,439 $1,463 $12,091 $12,074 $12,069 $12,192 Commercial loans, excl. PPP $2,924 $3,047 $2,845 • Commercial production of $658mm $3,064 $3,019 $2,892 $2,907 • Average new production size <$1mm • Commercial pipeline at quarter end of $2.7bn $5,020 $5,038 $5,130 $5,189 $5,341 5.05% • Line utilization was 25.7% at June 30 4.91% $5,283 $5,403 4.64% compared to 35.2% at March 31 4.35% 2 3.96% Loan yields decreased 39 bps2 $3,055 $3,085 $3,126 $3,148 $3,129 $3,156 $3,093 • - 36 bps loan coupons/mix/volume • - 3 bps accretion income $952 $932 $921 $948 $931 $953 $934 2Q19 3Q19 4Q19 1Q20 2Q20 1Q20 2Q20 Average Balances Period-End Balances 2Q20 new production avg yields, Indirect Other Consumer CRE C&I PPP Loan Yields excl. PPP • Commercial and industrial: 2.93% Earning Asset Mix2 • Commercial real estate: 2.92% Residential • Residential real estate: 3.24% 13% Securities Consumer 9% Duration of 3.54 vs. 3.10 in 1Q20 Commercial • 46% • 2Q20 yield was 2.63% Cash/Securities • 2Q20 new money yield was 1.56% 32% • Estimated NTM cash flows of $1,398mm • Net unrealized pre-tax gain of $185.7mm • Net unamortized premium of $62.1mm 22 $ in millions 1 Includes loans held for sale 2 Excludes PPP Loans

Total Loan Portfolio Concentrations1,2 By Product Type - $12,275 Repricing Type HELOC 5% Floating Other 6% Consumer 9% CRE Owner Occupied 31% Residential Real Variable 36% Estate Fixed 58% 19% CRE Non- C&I Owner 23% Occupied 13% 23 $ in millions As of 6/30/2020 1 Includes loans held for sale 2 Excludes PPP Loans

C&I Loan Portfolio1 C&I - $2,845 Repricing Type Manufacturing 16% Floating Other 19% 24% Public Admin 9% Fixed Ag, Forestry, Fishing, 53% and Hunting RE/Rental/Leasing 5% 8% Other Services Variable (Except Public Construction 28% Admin) 8% 5% Finance & Insurance 6% Educational Services 7% Health Care & Social Wholesale Trade Assistance 6% 6% 24 $ in millions As of 6/30/2020 1Excludes PPP loans

Commercial Real Estate Loan Concentrations Construction & Land Development - $612 CRE - $5,403 (Classed by Property Type) Other CRE Religion 2% 23% Multifamily Construction & Single Family 35% Mixed Use 2% Land Dev 11% 2% Senior Housing Other CRE Mixed Use 5% 4% 14% Single Family Retail 5% Office 15% 6% Senior Housing 6% Warehouse Warehouse / / Industrial Multifamily 18% Industrial 9% 12% CRE Repricing Type Office 14% Floating 4% Retail 17% Variable 51% Fixed 45% 25 $ in millions As of 6/30/ 2020

Auto Loan Portfolio Direct $70 • Total portfolio average original loan term of 70 months and weighted average FICO score of Indirect 766 (Dealer) $934 • Total portfolio LTV of 86% • Total portfolio yield of 3.81% • 30+ Days Delinquency at 6/30/2020 = 0.43% New $422 Used $582 Loans are originated within the ONB footprint 26 $ in millions As of 6/30/ 2020

Investment Portfolio Purchases 2Q201 Duration of Purchases Treasuries 0.04 Agencies 4.95 Pools 4.74 CMOs 4.47 Q2 2020 Municipals 10.79 Purchases- Book Corporates 5.75 Value ABS 0.00 Total 5.03 Treasuries 25,498,853 Agencies 74,366,331 0.00 2.00 4.00 6.00 8.00 10.00 12.00 Pools 102,667,969 CMO 347,996,804 Municipals 59,428,095 Corporates 21,500,596 T/E Book Yield of Purchases Total 631,458,648 Treasuries 0.10% Agencies 1.77% Pools 1.55% CMOs 1.30% Municipals 3.24% Corporates 2.25% ABS 0.00% Total 1.56% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 27 1 As of 6/30/2020

Investment Portfolio Market Book Value Book Value Market Value Market Value Value $ Mar 31, 2020 Jun 30, 2020 Mar 31, 2020 Jun 30, 2020 Change Federal Farm Credit Bank $311.10 $251.20 $313.50 $253.40 Federal Home Loan Bank and Other 204.1 198.6 205.7 200.1 Subtotal U.S. Government Agencies-Senior Debentures $515.2 $449.8 $519.2 $453.5 ($65.7) U.S. Treasury $11.4 $35.4 $11.7 $35.7 $24.0 Mortgage Backed Securities $3,089.2 $3,200.0 $3,210.0 $3,304.1 $94.1 Trust Preferred 18.6 18.6 11.0 11.1 Other Corporate 269.5 273.8 271.8 286.9 Subtotal Corporate Securities $288.1 $292.4 $282.8 $298.0 $15.2 Municipal Securities – Taxable $110.5 $98.9 $115.6 $103.9 ($11.7) Municipal Securities – Tax Exempt $1,141.0 $1,184.9 $1,186.8 $1,252.0 $65.2 Federal Reserve, FHLB Stock, Other Securities $214.9 $214.3 $214.9 $212.4 ($2.5) Totals $5,370.3 $5,475.7 $5,541.0 $5,661.6 $120.6 Investment Portfolio yield of 2.63% in 2Q20 vs. 2.71% in 1Q20 28

Deposits Total Deposits $16,319 $15,653 $1,472 $14,603 $14,370 $14,331 $14,328 $1,446 $14,305 PPP funds on deposit plus increased $1,752 $1,992 $1,915 $1,646 $1,541 savings rates lead to higher deposit $5,218 $4,871 balances $4,047 $3,812 $3,842 $3,965 $4,059 0.52% 0.52% 0.43% Deposit costs continue to decline 0.34% • 2Q20 total deposit costs of 17 bps • Improved to 15 bps by the end of June $9,336 $9,629 $8,566 $8,574 $8,804 $8,717 $8,705 0.17% • Total interest-bearing deposit costs were 25 bps, down 23 bps from 1Q20 Low loan to deposit ratio of 84% 2Q19 3Q19 4Q19 1Q20 2Q20 1Q20 2Q20 Average Balances Period-End Balances Non-Interest Bearing Transaction Time Cost of Deposits 29 $ in millions

Net Interest Income & Net Interest Margin1 Net Interest Income Key Performance Drivers $159 $156 • Rate cuts in March $152 $12 $147 $149 Lower new business yields $13 $10 • $7 $7 $6 • PPP 1% coupon + fees • Increases NII, decreases NIM • NIM decreased 17 bps vs. 1Q20 • - 22 bps asset yields • +13 bps funding costs • - 5 bps PPP loan yield2 • - 3 bps accretion 2Q19 3Q19 4Q19 1Q20 2Q20 PPP Interest/Fees Accretion Income Net Interest Margin Net Interest Margin 4.43% Total Earning Assets Yield 3.31% (0.03%) 0.00% (0.09%) 0.00% 3.84% Net Interest Margin 3.46% (0.05%) 3.66% 3.14% 3.31% 3.14% 1.03% Interest-Bearing Liability Cost 0.73% 0.48% 0.27% Accretion 0.15% 0.12% 1Q20 Accretion # of Days Rate/Volume Mix ICNA PPP 2Q20 2Q19 3Q19 4Q19 1Q20 2Q20 $ in millions 1Tax Equivalent Basis; Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation ICNA = Interest collected on nonaccrual loans 2 Assumes 30 0% cost of funds

Projected Purchase Accounting Impact Manageable declines in purchase accounting impact expected in future periods Projected Accretion Income Projected Remaining Discount $57.2 $40.7 $42.9 $40.7 $129.7 $136.5 $121.3 $77.8 $19.8 $54.2 $44.0 $36.2 $10.2 $7.8 2016 2017 2018 2019 2020 2021 2022 2016 2017 2018 2019 2020 2021 2022 Actual Accretion Projected Accretion1 Actual Discount Projected Discount1 Accretion as a % of Adjusted Total Revenue2 9% 6% 6% 5% 3% 3% 2016 2017 2018 2019 1Q20 2Q20 $ in millions, except per share data 1 Projections are updated quarterly, assumes no prepayments and are subject to change 2 Non-GAAP financial measure which management believes is useful in evaluating the financial results of the Company – see 31 Appendix for Non-GAAP reconciliation

Asset Liability Management Position Disciplined balance sheet management and well-positioned to both defend margin against lower rates and benefit from higher rates Interest Rate Risk Position Loan and Deposit Mix • 42% of loans are variable/floating-rate Loans Deposits Floating • $400mm of downrate asset hedges with a 6% weighted average 1-month LIBOR strike of 1.84% • Strong deposit franchise with disciplined pricing Noninterest- Variable bearing Other Interest- 32% • 2Q20 total cost of deposits was 17 bps, improving 36% Fixed 58% 17 bps from 1Q20 bearing 61% CDs • Improved to 15 bps by the end of June (Maturing/ Repricing • $1.1bn in time deposits scheduled to mature ≤ 1-Year) within next 12 months and should reduce costs 7% • Experienced only an 18% deposit beta during the last rate hike cycle Net Interest Income Sensitivity • Other borrowings cost was 1.32%, improving 32 bps from 1Q20 • Liquid investment portfolio of $5.7bn • Net unrealized pre-tax gain of $185.7mm • Duration of 3.54 years and estimated NTM cash flows of $1.4bn Total interest-bearing deposit beta assumptions in rising interest rate scenarios are approximately 35%. Rates are floored at 0.00% in the -50 bps scenario 32

Noninterest Income Adjusted Noninterest Income1 $58 $53 Key Performance Drivers $52 $9 $50 2Q20 adjusted noninterest income $47 • $8 $7 $7 $6 • $6.2mm increase in mortgage banking $5 $7 $4 revenue $3 $3 • $5.0mm related to pipeline valuation $7 $9 $6 $11 $17 • $0.8mm MSR impairment • $1.9mm increase in capital market $16 $14 income $15 $15 $14 • Mortgage activity • 2Q20 production was $656mm • 34% purchase / 66% refi $17 $17 $16 $15 $12 • 69% sold in secondary market • Quarter end pipeline at $567mm 2Q19 3Q19 4Q19 1Q20 2Q20 Bank Fees Investment/Wealth Fees Mortgage Fees Capital Markets Other $ in millions 1Non-GAAP financial measure which management believes is useful in evaluating the financial results of the Company 33 – see Appendix for Non-GAAP reconciliation Residential mortgage production includes quick home refinance product

Noninterest Expense Key Performance Drivers Adjusted Noninterest Expense1 • 2Q20 adjusted noninterest expense • Additional ONB Way cost savings $126 2Q20 adjusted efficiency ratio of 53.79% $123 $122 • $118 $115 • 552 bps improvement from 1Q20 $25 $25 $24 $24 $22 $12 $13 $12 $11 $13 $14 Majority of 2020 ONB Way expense $14 $12 $14 $13 savings realized • 16% reduction in banking centers • 11% reduction in FTE $75 $71 $71 $72 $67 ONB Way charges in the 2nd quarter 2Q19 3Q19 4Q19 1Q20 2Q20 were $4.9mm • $3.9mm related to branch facilities (other Other expenses) Data Processing/Communication • $0.8mm in professional fees Occupancy • $0.2mm in occupancy Salary & Employee Benefits $ in millions 1Non-GAAP financial measure which management believes is useful in evaluating the financial results of the 34 Company – see Appendix for Non-GAAP reconciliation

Conservative Lending Limit/Risk Grades Borrower Asset Quality Rating In-House Lending Limit1 (Risk Grades) 0 – Investment Grade $67.5 1 – Minimal Risk $57.5 2 – Modest Risk $52.5 3 – Average Risk $45.0 4 – Monitor $35.0 5 – Weak Monitor $25.0 6 – Watch $10.0 7 – Criticized (Special Mention) $5.0 Borrower Asset Quality Rating (Risk Grades) 8 – Classified (Problem) 9 – Nonaccrual In-house lending limits conservative relative to ONB’s legal lending limit of $281mm per borrower 35 $ in millions 1 Includes entire relationship with borrower

Capital Trends Tangible Common Equity to Tangible Tangible Common Book Value1 Assets1 $10.75 $10.48 $9.86 8.92% 8.81% 8.45% 2Q19 1Q20 2Q20 2Q19 1Q20 2Q20 Share Repurchase Activity2 Shares Weighted Avg Price 1Q20 4.9 $16.05 2Q20 0 N/A Total board authorization of up to 7.0mm shares to be repurchased, as conditions warrant, through January 31, 2021 – program suspended March 18, 2020 1 Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – 36 see Appendix for Non-GAAP reconciliation 2 Excludes commissions Shares in millions

Branch Actions • Driving efficiencies through increased branch size and investment in mobile and online banking • Consolidated 103 branches since January 2014 • Increased core deposits per branch by 194% since 2009 • Launched new online and mobile solution January 2016 • Increased mobile user by over 545% • As part of The ONB Way, recently consolidated 31 branches throughout the footprint in April 2020 37

Outlook COVID-19 will impact performance going forward Category Outlook Commercial Loans Strong pipeline heading into the 3rd quarter but pull through rates likely to be impacted; PPP runoff expected late in the year Net Interest Margin FTE NIM, excluding accretion income, under pressure given the low interest rate environment; CD repricing should provide opportunity to move total deposits costs lower; timing of PPP fee recognition will coincide with timing of loan forgiveness Noninterest Income Wealth and Investment fees should trend lower given market declines; overdraft fees will continue to put pressure on service charges; mortgage revenue should trend seasonally lower in the second half of the year Noninterest Expense Noninterest expenses, excluding ONB Way charges and tax credit amortization charges, should trend stable given 2020 ONB Way cost savings realized earlier than anticipated; FY2020 (pre-tax) tax credit amortization of $6mm Capital and Liquidity Strong capital position validated by internal stress test model; liquidity position remains strong with a low loan to deposit ratio of 84%, and ample cash, unencumbered securities and various other liquidity sources; confident with ability to continue current dividend level Tax Rate/Credit FY2020 tax rates expected to be ~20.5% FTE and ~16% GAAP 38

Old National’s Footprint) Wisconsin Population: 5.82 million Total Resident Labor Force: 3.88 million Unemployment Rate: 12.0% Minnesota (May ‘20, Seasonally adjusted) Minnesota GDP (2019): $347.3B Population: 5.64 million Exports (2019): $21.7B Total Resident Labor Force: 3.93 million Wisconsin St.St. PaulPaul Unemployment Rate: 9.9% MinneapolisMinneapolis      (May ‘20, Seasonally adjusted)     Michigan GDP (2019): $380.9B EauEau ClaireClaire   Population: 9.99 million   Exports (2019): $22.2B      AppletonAppleton Michigan Total Resident Labor Force: 6.12 million  MadisonMadison   MilwaukeeMilwaukee      Unemployment Rate: 21.2%          GrandGrand RapidsRapids      (May ‘20, Seasonally adjusted)         GDP (2019): $541.6B RockfordRockford          Exports (2019): $55.3B  ChicagoChicago       Indiana FortFort WayneWayne Illinois       Indiana       Population: 6.73 million SpringfieldSpringfield   IndianapolisIndianapolisIndianapolisIndianapolis    IndianapolisIndianapolis Kentucky   Total Resident     Population: 4.47 million    Labor Force: 4.30 million  Total Resident      Unemployment Rate: 12.3%  Labor Force: 2.63 million      (May ‘20, Seasonally adjusted)   Unemployment Rate: 11.0%   LouisvilleLouisville   GDP (2019): $377.1B   (May ‘20, Seasonally adjusted)   EvansvilleEvansville Exports (2019): $39.4B   GDP (2019): $214.7B  Kentucky Exports (2019): $33.1B 39 Sources: United States Census Bureau, Federal Reserve Bank of St. Louis (FRED)

Attractive Midwest Markets Median Household Income 2020 Projected Household Income Change $84.2 2020-2025 $77.7 $75.9 15.4% $67.4 13.8% $65.3 $65.1 $63.8 $62.0 $65.0 12.2% $58.9 $58.2 Average 11.5% 11.6%11.9% 11.2% 10.6% 10.9% of ONB 9.8% 9.2% Footprint Projected Population Change 2020-2025 4.4% 3.9% 3.8% 3.8% 3.2% 3.0% 3.0% 2.6% Average 2.2% of ONB 1.3% Footprint 0.9% 40 Source: S&P Global Market Intelligence, based on MSAs $ in thousands

Attractive Midwest Markets Minneapolis, MN Indianapolis, IN Milwaukee, WI Louisville, KY Grand Rapids, MI MSA Population: 3.7mm MSA Population: 2.1 mm MSA Population: 1.6mm MSA Population: 1.3mm MSA Population: 1.1mm Major industries include: Major industries include: Major industries include: Major industries include: Major industries include: Manufacturing, applied Scientific and technical Manufacturing, Healthcare, tourism, Office furniture, research and technology services, pharmaceutical, healthcare, insurance, logistics, and healthcare, consumer insurance and healthcare and tourism manufacturing goods and grocery Headquarters to 16 Fortune Headquarters to Eli Lilly, Headquarters to Harley- Headquarters to Yum! Headquarters to 500 companies, including Anthem, Conseco and the Davidson, Rockwell Brands, Humana, Hillerich Steelcase, Amway, Target, General Mills, 3M, NCAA Automation, Johnson & Bradsby (Louisville Meijer, Spectrum Health Land O Lakes and Controls and Manpower Slugger) and Churchill and Gordon Foods SuperValu Downs – also large UPS and Ford plants Loans $2.4bn Loans $1.1bn Loans $681mm Loans $673mm Loans $463mm Deposits $3.6bn Deposits $1.3bn Deposits $190mm Deposits $302mm Deposits $367mm Madison, WI Lexington, KY Ft. Wayne, IN Ann Arbor, MI South Bend, IN MSA Population: 670K MSA Population: 524K MSA Population: 413K MSA Population: 375K MSA Population: 323K Major industries include: Major industries include: Major industries include: Major industries include: Major industries include: Advanced manufacturing, Thoroughbred horse farms, Healthcare, Automotive, IT/Software, Educational and health agriculture, healthcare, horse racing, agribusiness manufacturing and life sciences and services, wholesale and information technology and and technology insurance healthcare retail trade, life sciences manufacturing and government Headquarters to American Headquarters to Lexmark Headquarters to Steel Headquarters to Borders Headquarters to the Family, Spectrum Brands, International, the University Dynamics, Vera Bradley – Group, Domino’s Pizza, University of Notre Dame Epic Health Systems, Exact of Kentucky – also large also large General Motors Zingerman’s and the and Memorial Health Sciences, Promega and the Toyota plant plant University of Michigan System University of Wisconsin Loans $599mm Loans $170mm Loans $299mm Loans $541mm Loans $129mm Deposits $819mm Deposits $54mm Deposits $381mm Deposits $732mm Deposits $141mm Sources: Population from S&P Global Market Intelligence; Industry and company data from City-Data.com, Forbes.com 41 Excludes PPP Loans

Commitment to Strong Corporate Governance • Stock ownership guidelines have been established for named executive officers as follows: Position or Salary Target Ownership Guidelines Chief Executive Officer 5X salary in stock or 200,000 shares Chief Operating Officer 4X salary in stock or 100,000 shares Salary equal to or greater than $250,000 3X salary in stock or 50,000 shares Salary below $250,000 2X salary in stock or 25,000 shares Salary equal to or less than $150,000 1X salary in stock or 15,000 shares • As part of Old National’s Proxy filed March 9, 2020, each named executive officer has met their stock ownership requirement 42

2020 Executive Compensation • Tied to long term shareholder value Short Term Incentive Plan Proxy 5 Performance Measure Weight Corporate EPS 60% ROATCE 20% Efficiency Ratio 20% Long Term Incentive Plan Proxy 5 Performance Measure Weight Performance-based (50% 75% TSR & 50% ROATCE) Service-based 25% 43

Commitment to Diversity & Inclusion Old National is fully committed to supporting a rich culture of diversity as a cornerstone to our success • 29% of Old National’s Executive Operating Group are women • 67% of all Old National associates are women 44

Board of Directors Director Market Background 34-year career in the energy industry, most recently serving as President and Chief Operating Officer of Vectren Andrew E. Goebel Evansville, IN Corporation Jerome F. Henry Jr. Ft. Wayne, IN Owner and President of Midwest Pipe & Steel, Inc., a company he founded in 1972 Founder of AmeriQual Group, LLC, where he served as CEO from 2005 to 2015; Founding partner of Lechwe Daniel S. Hermann Evansville, IN Holdings LLC; Over 20 years of management experience with Black Beauty Coal Company Former Executive Vice President and Chief Administrative Officer at Indiana University Health; formerly IU Health’s Ryan C. Kitchell Indianapolis, IN Chief Financial Officer since 2012; previously worked for Indiana Governor Mitch Daniels Managing Partner of Lambert and Lambert, an investment partnership; formerly CEO and Chief Operating Officer Phelps L. Lambert Henderson, KY of Farmers Bank & Trust Company Austin M. Ramirez Waukesha, WI President and CEO of Husco International, a global engineering and manufacturing company James C. Ryan III, Evansville, IN Chairman and CEO of Old National Bancorp; previously CFO of Old National Bancorp Chairman Chairman and CEO of Berry Global, a Fortune 500 and NYSE company; formerly Berry Global’s President and Thomas E. Salmon Evansville, IN Chief Operating Officer Randall T. Shepard Indianapolis, IN Former Chief Justice of the Indiana Supreme Court, serving for 25 years Rebecca S. Skillman, Chairman of Radius Indiana, an economic development regional partnership; formerly Lieutenant Governor of the Bloomington, IN Lead Director State of Indiana as well as an Indiana Senator Derrick J. Stewart Indianapolis, IN President & CEO of the YMCA of Greater Indianapolis; formerly CEO of the YMCA of Southwestern Indiana A Brigadier General in the U.S. Army currently serving in the Michigan Army National Guard as the Commander Katherine E. White Ann Arbor, MI Judge Advocate; a Professor of Law at Wayne State University Law School; a Regent with the University of Michigan Board of Regents CEO of Methodist Health and Executive Director of the Deaconess Foundation; Formerly President and CEO for Linda E. White Evansville, IN Deaconess Health System, Inc., serving 32 years as an administrator in the healthcare industry 45

Appendix

Non-GAAP Reconciliations 2Q19 1Q20 2Q20 As Reported: Net Interest Income (FTE) $158.5 $147.1 $149.0 Add: Fee Income 51.2 57.5 58.5 Total Revenue (FTE) $209.7 $204.6 $207.5 Less: Provision (1.0) (17.0) (22.5) Less: Noninterest Expense (128.1) (158.7) (120.2) Pre-Tax Income $80.6 $28.9 $64.8 Less: Income Taxes (FTE) 17.6 6.3 13.1 Net Income $63.0 $22.6 $51.7 Earnings Per Share $0.36 $0.13 $0.32 Adjustments: Less: Debt Securities Gains/Losses ($1.2) ($5.2) ($0.5) Add: Loss on Branch Actions - - 0.1 Add: ONB Way Charges 1.4 31.2 4.9 Add: M&A Charges 3.2 - - Net Total Adjustments $3.4 $26.0 $4.5 Tax Effect on Net Total Adjustments 0.9 6.5 1.1 After-Tax Net Total Adjustments $2.5 $19.5 $3.4 Adjusted Net Income $65.5 $42.1 $55.1 Adjusted Earnings Per Diluted Share $0.37 $0.25 $0.33 47 $ in millions, except per share data

Non-GAAP Reconciliations 2Q19 3Q19 4Q19 1Q20 2Q20 As Reported: Net Interest Income (FTE) $158.5 $156.3 $152.2 $147.1 $149.0 Add: Fee Income 51.2 53.9 47.7 57.5 58.5 Total Revenue (FTE) $209.7 $210.2 $199.9 $204.6 $207.5 Less: Noninterest Expense 128.1 122.6 134.7 158.7 120.2 Pre-Provision Net Revenue (PPNR) $81.6 $87.6 $65.2 $45.9 $87.3 Revenue Adjustments: Less: Debt Securities Gains/Losses ($1.2) ($0.4) ($0.4) ($5.2) ($0.5) Less: Gain/Loss on Branch Actions - - - - 0.1 Adjusted Total Revenue $208.5 $209.8 $199.5 $199.4 $207.1 Expense Adjustments: Less: ONB Way Charges ($1.4) ($1.8) ($8.2) ($31.2) ($4.9) Less: M&A Charges (3.3) (1.3) (0.2) - - Less: Amortization of Tax Credit Investments (0.6) (1.2) (0.7) (5.5) (0.3) Adjusted Noninterest Expense $122.9 $118.3 $125.6 $122.0 $115.0 Adjusted Pre-Provision Net Revenue (PPNR) $85.6 $91.5 $73.9 $77.4 $92.1 Average assets $19,953.6 $20,147.2 $20,218.8 $20,366.5 $21,617.7 Pre-Provision Net Revenue to Average Assets 1.64% 1.74% 1.29% 0.90% 1.62% Adjusted Pre-Provision Net Revenue to Average Assets 1.72% 1.82% 1.46% 1.52% 1.70% Accretion Income $11.8 $13.4 $9.5 $6.7 $5.8 Accretion Income as a % of Total Revenue 5.6% 6.4% 4.7% 3.3% 2.8% Accretion Income as a % of Adjusted Total Revenue 5.7% 6.4% 4.8% 3.4% 2.8% 48 $ in millions

Non-GAAP Reconciliations 2Q19 1Q20 2Q20 Noninterest Expense As Reported $128.1 $158.7 $120.2 Less: ONB Way Charges (1.4) (31.2) (4.9) Less: Merger and Integration Charges (3.2) - - Noninterest Expense Less Charges $123.5 $127.5 $115.3 Less: Amortization of Tax Credit Investments (0.6) (5.5) (0.3) Adjusted Noninterest Expense $122.9 $122.0 $115.0 Less: Intangible Amortization (4.3) (3.8) (3.6) Adjusted Noninterest Expense Less Intangible Amortization $118.6 $118.2 $111.4 Net Interest Income As Reported $155.2 $143.8 $145.6 Add: FTE Adjustment 3.3 3.3 3.4 Net Interest Income (FTE) $158.5 $147.1 $149.0 Noninterest Income As Reported $51.2 $57.5 $58.5 Total Revenue (FTE) $209.7 $204.6 $207.5 Less: Debt Securities Gains/Losses (1.2) (5.2) (0.5) Less: Gain/Loss on Branch Actions - - 0.1 Adjusted Total Revenue (FTE) $208.5 $199.4 $207.1 Reported Efficiency Ratio 59.35% 77.71% 56.29% Adjusted Efficiency Ratio 56.88% 59.31% 53.79% Operating Leverage1 (basis points) 518 Adjusted Operating Leverage2 (basis points) 576 $ in millions 1 Year-over-year basis point change in noninterest expense plus change in total revenue 2 Year-over-year basis 49 point change in adjusted noninterest expense plus change in adjusted total revenue

Non-GAAP Reconciliations 4Q19 1Q20 2Q20 Net Interest Income As Reported $148.9 $143.8 $145.6 FTE Adjustment 3.3 3.3 3.4 Net Interest Income (FTE) $152.2 $147.1 $149.0 Average Earning Assets $17,577.8 $17,774.0 $19,007.7 Net Interest Margin 3.39% 3.24% 3.06% Net Interest Margin (FTE) 3.46% 3.31% 3.14% 2Q19 3Q19 4Q19 1Q20 2Q20 Noninterest Income As Reported $51.2 $53.9 $47.7 $57.5 $58.5 Less: Debt Securities Gains/Losses (1.2) (0.4) (0.4) (5.2) (0.5) Less: Gain/Loss on Branch Actions - - - - 0.1 Adjusted Noninterest Income $50.0 $53.5 $47.3 $52.3 $58.1 2Q19 1Q20 2Q20 Shareholders' Equity As Reported $2,803.1 $2,823.4 $2,864.3 Less: Goodwill and Intangible Assets (1,104.5) (1,093.3) (1,089.7) Tangible Common Shareholders' Equity $1,698.6 $1,730.1 $1,774.5 Common Shares Issued and Outstanding at Period End 172.2 165.1 165.1 Tangible Common Book Value $9.86 $10.48 $10.75 2Q19 1Q20 2Q20 Shareholders' Equity As Reported $2,803.1 $2,823.4 $2,864.3 Less: Goodwill and Intangible Assets (1,104.5) (1,093.3) (1,089.7) Tangible Common Shareholders' Equity $1,698.6 $1,730.1 $1,774.6 Total Assets $20,145.3 $20,741.1 $22,102.2 Less: Goodwill and Intangible Assets (1,104.5) (1,093.3) (1,089.7) Tangible Assets $19,040.8 $19,647.8 $21,012.5 Tangible Equity to Tangible Assets 8.92% 8.81% 8.45% Tangible Common Equity to Tangible Assets 8.92% 8.81% 8.45% 50 $ in millions, except per share data

Non-GAAP Reconciliations 2Q20 Net Income As Reported $51.7 Less: Securities Gains/Losses (net of tax) (0.4) Add: ONB Way Charges (net of tax) 3.7 Add: Loss on Branch Action (net of tax) 0.1 Adjusted Net Income $55.1 Average Total Assets $21,617.8 Return on Average Assets 0.96% Adjusted Return on Average Assets 1.02% 2Q20 Net Income As Reported $51.7 Add: Intangible Amortization (net of tax) 2.7 Tangible Net Income $54.4 Less: Securities Gains/Losses (net of tax) (0.4) Add: ONB Way Charges (net of tax) 3.7 Add: Loss on Branch Action (net of tax) 0.1 Adjusted Tangible Net Income (Loss) $57.8 Average Total Shareholders' Equity As Reported $2,845.4 Less: Average Goodwill (1,037.0) Less: Average Intangibles (54.4) Average Tangible Shareholders' Equity $1,754.0 Return on Average Tangible Common Equity 12.41% Adjusted Return on Average Tangible Common Equity 13.18% 51 $ in millions

Peer Group Like-size, publicly-traded financial services companies, generally in the Midwest, serving comparable demographics with comparable services as ONB Associated Banc-Corp ASB BancorpSouth Bank BXS Bank OZK OZK Commerce Bancshares, Inc. CBSH Cullen/Frost Bankers, Inc. CFR F.N.B. Corporation FNB First Financial Bancorp. FFBC First Midwest Bancorp, Inc. FMBI Fulton Financial Corporation FULT Great Western Bancorp, Inc. GWB Hancock Whitney Corporation HWC TCF Financial Corporation TCF Trustmark Corporation TRMK UMB Financial Corporation UMBF Valley National Bancorp VLY Western Alliance Bancorporation WAL Wintrust Financial Corporation WTFC 52

Old National Investor Relations Contract Additional information can be found on the Investor Relations web pages at www.oldnational.com Investor Inquiries: Lynell J. Walton, CPA SVP – Director of Investor Relations 812-464-1366 lynell.walton@oldnational.com 53